BROOKLYN Topline Results July 2024 Nasdaq: NAMS Exhibit 99.2

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Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements by NewAmsterdam Pharma Company N.V. (“NewAmsterdam” or the “Company”) regarding estimates and forecasts and projections of market opportunity; the Company's business and strategic plans; expectations and timing related to the success, cost and timing of product development activities, including timing of initiation, completion and data readouts for clinical trials and the potential approval of the Company’s product candidate; the timing for enrolling patients; the timing and forums for announcing data; the size and growth potential of the markets for the Company’s product candidate; the therapeutic and curative potential of the Company’s product candidate; financing and other business milestones; the Company’s expected cash runway; and the Company’s plans for commercialization. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; risks related to the approval of NewAmsterdam’s product candidate and the timing of expected regulatory and business milestones; whether topline, initial or preliminary results from a particular clinical trial will be predictive of the final results of that trial and whether results of early clinical trials will be indicative of the results of later clinical trials; ability to negotiate definitive contractual arrangements with potential customers; the impact of competitive product candidates; ability to obtain sufficient supply of materials; global economic and political conditions, including the Russia-Ukraine conflict, and the war in Israel; the effects of competition on NewAmsterdam’s future business; and those factors discussed in documents filed by the Company with the SEC. Additional risks related to NewAmsterdam’s business include, but are not limited to: uncertainty regarding outcomes of the company’s ongoing clinical trials, particularly as they relate to regulatory review and potential approval for its product candidate; risks associated with the Company’s efforts to commercialize a product candidate; the Company’s ability to negotiate and enter into definitive agreements on favorable terms, if at all; the impact of competing product candidates on the Company’s business; intellectual property-related claims; the Company’s ability to attract and retain qualified personnel; and the Company’s ability to continue to source the raw materials for its product candidate, together with the risks described in the Company’s filings made with the U.S. Securities and Exchange Commission from time to time. If any of these risks materialize or NewAmsterdam’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that are presently unknown by the Company or that NewAmsterdam currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect NewAmsterdam’s expectations, plans, or forecasts of future events and views as of the date of this Presentation and are qualiﬁed in their entirety by reference to the cautionary statements herein. NewAmsterdam anticipates that subsequent events and developments will cause the Company’s assessments to change. These forward-looking statements should not be relied upon as representing NewAmsterdam’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither NewAmsterdam nor any of its affiliates undertakes any obligation to update these forward-looking statements, except as required by law. Market Data Certain information contained in this Presentation relates to or is based on third-party studies, publications, surveys and NewAmsterdam’s own internal estimates and research. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while NewAmsterdam believes its internal research is reliable, such research has not been verified by any independent source and NewAmsterdam cannot guarantee and makes no representation or warranty, express or implied, as to its accuracy and completeness. Trademarks This Presentation contains trademarks, service marks, trade names, and copyrights of NewAmsterdam and other companies, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade name or products in this Presentation is not intended to, and does not imply, a relationship with NewAmsterdam or an endorsement or sponsorship by or of NewAmsterdam. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the TM or SM symbols, but such references are not intended to indicate, in any way, that NewAmsterdam will not assert, to the fullest extent permitted under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

HeFH Overview Heterozygous familial hypercholesterolemia (“HeFH”), a genetic disorder that affects 1 in 250 persons, or approximately 30 million people worldwide, is characterized by elevated levels of low-density lipoprotein cholesterol (“LDL-C”) from birth. Without treatment, the condition is associated with premature complications and death from accelerated development of atherosclerotic cardiovascular disease. Source: Eur Heart J, Volume 34, Issue 45, 1 December 2013, Pages 3478–3490

BROOKLYN

Study Design and Baseline Characteristics

Obicetrapib on Top of Maximum Tolerated Lipid-Modifying Therapies: A Placebo-Controlled, Double-Blind, Randomized, Phase 3 Study to Evaluate the Effect of 10 mg Obicetrapib in Participants with a History of HeFH and LDL-C ≥70 mg/dL who are Not Adequately Controlled by Their Lipid-Modifying Therapies

Study Design


1° endpoint
N = 354
Obicetrapib 10 mg (2:1 randomization)
Placebo
13-months

Key Inclusion Criteria

- HeFH
- LDL-C ≥70 mg/dL
- Maximally tolerated lipid lowering therapy

Key Exclusion Criteria

- HoFH
- Uncontrolled hypertension

Endpoints

- Primary: LDL-C at day 84
- Secondary: ApoB, Lp(a), non-HDL-C, HDL-C
- Safety: AE's, vitals, laboratory

Baseline Lipids (obicetrapib 10mg mean)


200
150
100
50
0
mg/dL
123
148
107
52
136
LDL-C
Non-HDL-C
ApoB
HDL-C
TG

Demographics

- 53% Female
- 57 years of age
- BMI: 29 kg/m^2

Regions

- N. America
- S. Africa
- Europe

Baseline Lipid Modifying Therapy

- Any statin 89%
- High intensity statin: 79%
- Ezetimibe: 54%
- PCSK9i 14%
- Other 8%

Note: AEs: adverse events; ApoB: apolipoprotein B; HoFH: Homozygous FH

4

NewAmsterdam Pharma

Disposition of All Randomized Participants Placebo Obicetrapib 10 mg Total Randomized 118 236 354 Completed treatment 101 (85.6) 218 (92.4) 319 (90.1) Discontinued treatment 17 (14.4) 18 (7.6) 35 (9.9) Discontinued due to AE’s 7 (5.9) 8 (3.4) 15 (4.2) Subject decision 4 (3.4) 4 (1.7) 8 (2.3) Withdraw of consent 3 (2.5) 3 (1.3) 6 (1.7) Death 2 (1.7) 2 (0.8) 4 (1.1) Lost to follow-up 1 (0.8) 1 (0.4) 2 (0.6) Completed the study 110 (93.2) 226 (95.8) 336 (94.9) Discontinued study early 8 (6.8) 10 (4.2) 18 (5.1) Adverse event 0 (0.0) 1 (0.4) 1 (0.3)

Additional Baseline Details of All Randomized Patients Placebo N=118 Obicetrapib 10 mg N=236 Total N=354 Mean Age (years) 56.6 57.0 56.9 Sex (F) n (%) 65 (55.1) 125 (53.0) 190 (53.7) Region n (%) EMEA 83 (70.3) 182 (77.1) 265 (74.9) North America 35 (29.7) 54 (22.9) 89 (25.1) Race n (%) White 110 (93.2) 219 (92.8) 329 (92.9) African American 3 (2.5) 3 (1.3) 6 (1.7) Height (mean) 169.4 169.9 169.8 Weight (mean) 85.2 85.2 85.2 BMI (mean) 29.6 29.3 29.4 HeFH Genotyping + or DLCN >8 points or SB definite 84 (71.2) 172 (72.9) 256 (72.3) SB possible FH diagnosis 33 (28.0) 61 (25.8) 94 (26.6)

Additional Baseline Details of All Randomized Patients Placebo N=118 Obicetrapib 10 mg N=236 Total N=354 Diabetes n (%) Yes 26 (22.0) 47 (19.9) 73 (20.6) No 92 (78.0) 189 (80.1) 281 (79.4) Statin treatment High Dose 80 (67.8) 186 (78.8) 266 (75.1) Low or Moderate Dose 19 (16.1) 23 (9.7) 42 (11.9) None 19 (16.1) 27 (11.4) 46 (13.0) Ezetimibe use Yes 59 (50.0) 127 (53.8) 186 (52.5) No 59 (50.0) 109 (46.2) 168 (47.5)

Statistically Significant LDL-C Reduction Observed at Primary Endpoint of Day 84 and Maintained Through Day 365 LS Mean % change vs. placebo LDL-C reduction over time (ITT population) 36.3% 41.5% 38.2% 38.3% Note: * = p<0.0001. Martin Hopkins mean changes at baseline, day 30, Day 180, Day 270 and LS mean by PUC at Day 84 and Day 365. * *

Greater Proportion of Patients in Obicetrapib Arm Achieved LDL-C Goal % of patients achieving LDL-C thresholds

LDL-C Responder Analysis in Obicetrapib 10mg arm 34% of patients in obicetrapib arm with >50% LDL-C reduction

Results Consistent with Data Reported from the Company's Prior Clinical Trials Note: LS mean change calculated by PUC. Obicetrapib 10mg for all studies

Overview of Treatment-Emergent Adverse Events – Safety Population Placebo N=118 n (%) Obicetrapib 10 mg N=234 n (%) Total N=352 n (%) Any treatment-emergent AEs (TEAEs) 83 (70.3) 149 (63.7) 232 (65.9) Any TEAEs by maximum severity Mild 47 (39.8) 84 (35.9) 131 (37.2) Moderate 28 (23.7) 57 (24.4) 85 (24.1) Severe 8 (6.8) 8 (3.4) 16 (4.5) Any study drug related TEAEs 8 (6.8) 10 (4.3) 18 (5.1) Any study drug-related TEAEs by maximum severity Mild 5 (4.2) 5 (2.1) 10 (2.8) Moderate 3(2.5) 5 (2.1) 8 (2.3) Severe 0 (0.0) 0 (0.0) 0 (0.0) Any TEAEs leading to discontinuation of study drug 8 (6.8) 10 (4.3) 18 (5.1) Any treatment-emergent serious AEs (TESAEs) 8 (6.8) 13 (5.6) 21 (6.0) Any treatment-emergent non-serious AEs 82 (69.5) 145 (62.0) 227 (64.5) Any study drug-related TESAEs 0 (0.0) 0 (0.0) 0 (0.0) Any TEAEs leading to death 2 (1.7) 3 (1.3) 5 (1.4)

Overview of Treatment-Emergent Adverse Events >5% in Either Population Placebo N=118 n (%) Obicetrapib 10 mg N=234 n (%) Total N=352 n (%) Any non-serious treatment-emergent AEs 52 (44.1) 95 (40.6) 147 (41.8) Influenza 7 (5.9) 21 (9.0) 28 (8.0) Covid-19 8 (6.8) 15 (6.4) 23 (6.5) Hypertension 8 (6.8) 14 (6.0) 22 (6.3) Nasopharyngitis 5 (4.2) 15 (6.4) 20 (5.7) Diarrhea 8 (6.8) 9 (3.8) 17 (4.8) Upper respiratory tract infection 4 (3.4) 12 (5.1) 16 (4.5) Back pain 6 (5.1) 7 (3.0) 13 (3.7) Headache 6 (5.1) 7 (3.0) 13 (3.7) Fatigue 7 (5.9) 2 (0.9) 9 (2.6)

Overview of Adverse Events of Special Interest Placebo N=118 n (%) Obicetrapib N=234 n (%) AST or ALT > 3 x ULN 0 (0) 0 (0) Bilirubin > 2 x ULN 2 (1.7) 0 (0) CK > 5 x ULN 4 (3.4) 3 (1.3) NODM or worsening of glycemic control 26 (22.0) 48 (20.5) eGFR < 30 mL/min/1.73m2 or a 25% decrease in eGFR from baseline 10 (8.5) 10 (4.3) Increase of Serum Creatinine ≥ 0.3 mg/dL from baseline 9 (7.6) 5 (2.1) Macular degeneration 0 (0) 0 (0)

Conclusions Primary endpoint met with LS mean reduction in LDL-C at day 84 versus placebo of 36.3% (p<0.0001). LDL-C reduction sustained at day 365 of 41.5% (p<0.0001) 77% of patients receiving obicetrapib achieved LDL-C below 100 mg/dl, with 51% below 70 mg/dl, and 24% below 50 mg/dl 34% of patients in the treatment arm achieved a greater than 50% reduction from baseline in LDL-C at day 84 Reduction in LDL-C seen regardless of background therapy or number of therapies Observed to be generally well-tolerated with safety results comparable to placebo, with no increase in blood pressure or any difference from placebo in liver enzymes, hs-CRP, or renal function Consistent results for non-HDL-C, ApoB, and Lp(a) compared to data observed in Phase 2 studies that will be presented at an upcoming scientific conference

Study Design and Baseline Characteristics of Ongoing Phase 3 Trials Key Inclusion Criteria ASCVD or HeFH LDL-C ≥55 mg/dL w/risk factors, or LDL-C≥ 100 mg/dL Maximally tolerated lipid lowering therapy 13-months Placebo Obicetrapib 10 mg (2:1 randomization) N = 2532 13-months 1º endpoint – day 84 Baseline Lipids (mean) Baseline Lipid Modifying Therapy Any statin 91% High intensity statin: 65% Ezetimibe:  26% PCSK9i 4% Other 11% Key Inclusion Criteria ASCVD LDL-C ≥55 mg/dL w/risk factors, or LDL-C≥ 100 mg/dL Maximally tolerated lipid lowering therapy Placebo Obicetrapib 10 mg (1:1 randomization) N = 9541 54-months LDL-C endpoint Baseline Lipids (mean) Baseline Lipid Modifying Therapy Any statin >90% High intensity statin: 70% Ezetimibe: 23%

Multiple Potential Pivotal Data Readouts in Next 12 Months



2022
2023
2024
2025
2026
1H
2H
1H
2H
1H
2H
1H
2H
1H
2H
Cardiovascular
Obicetrapib Monotherapy Product
(obicetrapib 10mg)
Phase 3 BROADWAY Trial
Lipid Mono Study
(HeFH or ASCVD; LDL-C ≥ 55 mg/dL; n=2,532)
BROADWAY Ph3
Phase 3 BROOKLYN Trial
Lipid Mono Study
(HeFH; LDL-C ≥ 70 mg/dL; n=354)
BROOKLYN Ph3
Phase 3 CVOT PREVAIL Trial
(ASCVD or HeFH; LDL-C ≥ 55 mg/dL; n=9,541)
PREVAIL CVOT
Phase 2b Japan Trial
(LDL-C ≥ 70 mg/dL; n=100)
Japan Ph2b
LDL regulatory filing
MACE regulatory filing
Ezetimibe FDC Product
(obicetrapib 10mg + ezetimibe 10mg)
Phase 2b ROSE2 Trial
(LDL-C ≥ 70 mg/dL; n=114)
ROSE2 Ph2b
Phase 3 FDC Trial
(LDL-C ≥ 70 mg/dL; n=407)
TANDEM FDC Ph3
LDL regulatory filing
Neuro-metabolic
Alzheimer's Product
(proprietary dose/formulation incorporating obicetrapib)
Phase 2a Alzheimer's Disease Trial
(ApoE4 carrier; n=10–15)
Alzheimer's Ph2a
LEGEND
Initiation
Enrollment complete
Ph3 readout
CVOT readout
Ph2 readout
Numerous catalysts expected throughout 2024-2026

Note: Other than as noted, the pipeline represents trials that are currently ongoing. Projections are subject to inherent limitations. Actual results may differ from expectations. The timing of regulatory submissions is subject to additional discussions with regulators.

NewAmsterdam Pharma

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LDL-C at day 84 BROOKLYN LDL-C Reduction Applied to PREVAIL Baseline Data Continues to Suggest Hypothetical 20%+ MACE Benefit ~37 mg/dL drop in absolute LDL-C anticipated ~6% drop for a 10mg/dL move Expected to result in more absolute LDL-C reduction LDL-C PREVAIL baseline LDL-C lowering in BROOKLYN 37 mg/dL  103 mg/dL(1) 36% 22% drop Estimated MACE** benefit Note: Actual results may differ from hypothetical calculation. Source: Cholesterol Treatment Trialists Collaboration. Lancet. 2010 376:1670-81 Circulation. 2021;144:e564–e593 17065: Obicetrapib Lowers LDL-C in Patients Taking High Intensity Statins. (1) Represents estimated average baseline LDL to be enrolled, not entry criteria. ** MACE includes cardiovascular death, myocardial infarction, stroke and non-elective coronary revascularization in adults. LDL-C at day 365 Expected to result in more absolute LDL-C reduction LDL-C PREVAIL baseline LDL-C lowering in BROOKLYN 43 mg/dL  103 mg/dL(1) 41% 25% drop Estimated MACE** benefit